Employment Contract

Employment Agreement between the Company, IMK Korea (here-in-after, "Party A") and the employee (here-in-after, "Party B"), both parties fully comply with the following terms and conditions.

"Party A"	Company Name	IMK Korea		
	Name of CEO	Jae Kang LEE		
	Address	22Fl, KGIT 1601, SangAm-dong Mapo-Gu, Seoul Korea		
"Party B"	Name	Sung Ho Park	National ID	670708-1550521
	Address	16-1607 RAEMKIN PRUGIO, 139-3 GASAN-DONG, GUEMCHEON-GU, SEOUL	Phone No	010-2086-2421
	The Contract Date	2015.0317	N/A	

- **Article 1 (Job description)**

① Location and department: IMK Korea, Seoul

② "Party B" should be aware that any change including but not limited to the moving, change in department and assigned task due to business contingency of "Party A".

- **Article 2 (Working Hours and Annual Vacation Leave)**

The Working hour is defined in the following terms

- Starting Hour: 09:30/ Ending Hour: 18:30/ Lunch time: 12:30~13:30 (1 Hour)

Except of the terms and condition, due to the business contingencies and the assigned tasks of "Party B", the above terms shall be changed and the detailed working schedule will be provide on monthly basis.

- **Article 3 (Annual Holidays)**

① The Annual Paid Vacation is provided as the followings:

1. Public holiday allowance

2. The Labor's day

3. Other day designated by "Party A"

- **Article 4 (The Company Paid leaves)**

① In accordance with Labor Standards and laws in South Korea, 15 days annual paid leaves are entitled if the working days of ""Party B"" is satisfied over than 80 percentage of the total of annual working date.

② In order to promote the company paid leaves of The "Party B", "Party A" can use the provision of vacation promotion in the national standard labor, which is directly applied to "Party B"

- **Article 5 (the components of salary, payment methods and timing)**

Total of gross salary 150,000,000 *SKW*

① Monthly Salary is equivalent as the gross salary divided by 12 months

② Salary payment makes on 25th of the Month, the basis period is applied at the first date of month and the end of date, the month. In accordance with applicable law, the tax and the others related shall be deductible from gross salary of "Party B"

③ Daily basis Payment shall be provided in the case of resignation as terminated in the middle of month. The monthly salary shall be deductible due to absent without notice, lateness, and early leave.

④ Severance pay is entitled if "Party B" maintain and provide continuously

employment service more than 1 year

⑤ The monthly salary including meal allowance

⑥ include over time payment in accordance with the rule of employment

⑦ include 3 months' probation periods and pay 80& of Monthly Salary during the period.

- **Article 6 (Dismissal)**

It must be understood that there are certain breaches of Company Rules for which, after the facts have been ascertained, "Party B" shall be summarily dismissed. The following reasons are when:

1) "Party B" breached the bylaw of "Party A"
2) Intended Soldering of "Party B"
3) Disorderly Act by "Party B"
4) Unfulfilled the "Party B"' working direction
5) Intended losses and damages to "Party A"
6) Breaches of Contracts
7) Fraud in Profile and Resume submitted
8) Non-continuous employment service, due to disability and insane of "Party B"
9) Others that equivalent to foregoing reasons.

- **The Article 7(Confidentiality)**

The "Party B" will not, during or at any time after the termination of employment, disclose to any person, or persons nor use for the "Party B" own benefit any confidential information that you may receive or obtain in relation to the affairs of "Party A". If violated, "Party B" will be responsible for the Criminal and Civil Act.

- **Article 8(Compensation on Damage and Loss)**

"Party B" shall make compensation to "Party A" If "Party B" cause any damages and losses to ""Party A"".

- *Article 9(Amendments of Contract)*

The above terms and condition shall be amended and changed through the further negotiation between "Party A" and "Party B"

- **Article 10 (Others)**

1) Return any types of asset, materials, and information of "Party A" when "Party B"s resignation and retirement
2) Except as otherwise set forth in this contract, "Party A" and "B" follows in relation to bylaws and National labor standards.

I agree to be bound by the regulations and conditions of employment as contained foregoing, and both parties have the copy of this employment contract.

17 days of March, 2015

"The Party A"

The name of Company: IMK Kore Co, Ltd

The Representative: Jae Kang LEE

Address: 22Fl, KGIT 1601, SangAm-dong Mapo-Gu, Seoul Korea

Date: 17th March, 2015

Signature : J. K. Lee

"The Party B"

Name : Sung Ho Park

Date: 17th March, 2015

Signature : ______________________